Exhibit 10.2

FIFTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 2

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 2 (this “Amendment”) is made and entered into as of June 30, 2016, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 2, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease No. 2, dated as of September 23, 2015, and that certain Fourth Amendment to Amended and Restated Lease No. 2, dated as of June 22, 2016 (as so amended, the “Lease”);

WHEREAS, simultaneously herewith, HPT TA Properties LLC has acquired from Tenant certain land and improvements comprising a travel center having an address at 24225 and 24263 West Lorenzo Road, Wilmington, Illinois 60481, as further described on Exhibit A-39 attached to this Amendment (collectively, the “Wilmington Property”);

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Wilmington Property as a Property (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease); and

WHEREAS, Guarantor is executing this Amendment to confirm the continuation of the Guaranty;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease shall mean, with respect to the Wilmington Property, the 2019 calendar year.

2.                                      Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Wilmington Property, the date of this Amendment.

3.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is hereby deleted in its entirety and replaced with the following:

1.66                        “Minimum Rent” shall mean Forty-Nine Million Two Hundred Eighty-Seven Thousand Six Hundred Eighty-Four and 38/100ths Dollars ($49,287,684.38), as adjusted from time to time pursuant to Section 3.1.1(b).

4.                                      Leased Property.  Section 2.1(a) of the Lease is hereby amended by deleting the reference to “Exhibits A-1 through A-38” in the second line thereof and replacing it with a reference to “Exhibits A-1 through A-39.”

5.                                      Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-38” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-39” attached hereto and (b) adding Exhibit A-39 attached to this Amendment immediately following Exhibit A-38 to the Lease.

6.                                      Exhibit C.  Exhibit C to the Lease is hereby deleted in its entirety and replaced with Exhibit C attached to this Amendment.

7.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

8.                                      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Fifth Amendment to Amended and Restated Lease Agreement No. 2]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty; and said Guarantors furthermore agree to enter into similar confirmations as to any future amendment(s) of the Lease, as amended by this Amendment, entered into pursuant to Section 2.5 thereof and to enter into a guaranty (in form similar to the Guaranty) of the obligations of the tenant under any new lease entered into pursuant to said Section 2.5.  Furthermore, each Guarantor acknowledges the terms and provisions of Section 2.6 of the Lease, as amended by this Amendment, and agrees that it shall comply (and it shall cause all of its Affiliated Persons to comply) with the terms and provisions of said Section 2.6, as if each such Guarantor and any such Affiliated Person had executed said Lease as Tenant thereunder.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

EXHIBITS A-1 through A-39

Land

Exhibit	TA Site No.	Property Address
A-1	54	9201 Grand Bay Wilmer Rd, Grand Bay (Mobile), AL 36541.
A-2	7	2949 S. Toltec Road, Eloy, AZ 85213.
A-3	94	946 West Beale Street, Kingman, AZ, 86401.
A-4	33	408 Highway 149 North, Earle (West Memphis), AR 72331.
A-5	227	2930 Lenwood Rd., Barstow, CA 92311.
A-6	57	19483 Knighton Rd., Redding, CA 96002.
A-7	248	1650 C.R. 210 West, Jacksonville (Jacksonville South), FL 32259.
A-8	158	11706 Tamp Gateway Blvd., Seffner (Tampa), FL 33584.
A-9	156	30732 Highway 441 South, Commerce, GA 30529.
A-10	249	6901 Bellville Road, Lake Park, GA 31636.
A-11	167	4115 Broadway, Boise, ID 83705.
A-12	30	16650 Russell Rd., Russell (Chicago North), IL 60075.
A-13	199	819 Edwardsville Road, Troy, IL 62294.
A-14	65	2636 E. Tipton Street, Seymour, IN 47274.
A-15	66	3210 South 7th Street, Council Bluffs, IA 51501.
A-16	237	8560 Greenwood Rd., Greenwood, LA 71033.
A-17	69	1255 N. Dixie Hwy, Monroe, MI 48162.
A-18	190	13400 Rogers Drive, Rogers, MN 55374.
A-19	52	100 North Broadway, Oak Grove, MO 64075.
A-20	90	103 Prospectors Drive, Ogallala, NE 69153.
A-21	108	8050 Dean Martin Drive, Las Vegas, NV 89139.
A-22	48	975 St. Rt. 173, Bloomsbury, NJ 08804.
A-23	23	HC 69 - Box 120, Santa Rosa, NM 88435.
A-24	209	40 Riverside Drive, Fultonville, NY 12072.
A-25	2	1101 NC Highway 61, Whitsett (Greensboro), NC 27377.
A-26	39	10679 Lancaster Rd., Hebron, OH 43025.
A-27	29	5551 St. Rt. 193, Kingsville, OH 44048.
A-28	59	501 South Morgan Road, Oklahoma City (West), OK 73128.
A-29	56	21856 Bents Road, NE, Aurora (Portland), OR 97002.
A-30	215	4050 Depot Road, Erie (Harborcreek), PA 16510.
A-31	12	7848 Linglestown Road, Harrisburg, PA 17112.
A-32	13	608 Lovell Road, Knoxville, TN 37932.
A-33	17	6800 Thompson Road, Baytown, TX 77522.
A-34	230	704 West Interstate 20, Big Spring, TX 79720.
A-35	147	6170 I-10 East, San Antonio, TX 78219.
A-36	1	100 N. Carter Road, Ashland (Richmond), VA 23005.
A-37	170	435 Winton Parkway, Livingston, CA 95334.
A-38	369	3001 Grant Street, Gary, IN 46408.
A-39	402	24225 and 24263 West Lorenzo Road, Wilmington, IL 60481

[See attached copies.]

EXHIBIT A-39

24225 and 24263 West Lorenzo Road
Wilmington, IL 60481

PARCEL 1:

LOT 7 IN RIDGEPORT LOGISTICS CENTER - PHASE 2, BEING A SUBDIVISION OF PART OF SECTION 16, TOWNSHIP 33 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED MAY 2, 2014 AS DOCUMENT R2014-036536 AND AS AMENDED BY THE CERTIFICATE OF CORRECTION RECORDED AUGUST 21, 2014 AS DOCUMENT NO. R2014-074296 AND BY CERTIFICATE OF CORRECTION RECORDED DECEMBER 10, 2014 AS DOCUMENT R2014-107175, IN WILL COUNTY, ILLINOIS.

PARCEL 2:

AN EXCLUSIVE AND PERPETUAL SIGN EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY SIGN EASEMENT DATED JANUARY 23, 2015 AND RECORDED FEBRUARY 10, 2015 AS DOCUMENT R2015-11046 FROM RIDGE LOGISTICS PARK I, LLC, A DELAWARE LIMITED LIABILITY COMPANY TO TA WILMINGTON IL LLC, A DELAWARE LIMITED LIABILITY COMPANY, OVER THE FOLLOWING DESCRIBED LAND:

THAT PART OF THE NORTHEAST QUARTER OF SECTION 16, TOWNSHIP 33 NORTH RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN IN WILL COUNTY, ILLINOIS DESCRIBED AS FOLLOWS: COMMENCING AT THE MOST EASTERLY CORNER OF LOT 7 IN RIDGEPORT LOGISTICS CENTER-PHASE 2, RECORDED MAY 2, 2014 AS DOCUMENT R2014-036536; THENCE NORTH 31 DEGREES 22 MINUTES 33 SECONDS EAST (BASED UPON THE ILLINOIS STATE PLANE COORDINATE SYSTEM OF 1983, EAST ZONE), ALONG THE NORTHERLY EXTENSION OF THE MOST EASTERLY LINE OF SAID LOT 7, 336.83 FEET TO THE SOUTHERLY LINE OF RELOCATED LORENZO ROAD HERETOFORE DEDICATED PER PLAT OF HIGHWAYS DOCUMENT R2002-10752; THENCE NORTH 59 DEGREES 38 MINUTES 49 SECONDS WEST, ALONG THE SOUTHERLY LINE OF SAID LORENZO ROAD, 45.73 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 30 DEGREES 21 MINUTES 11 SECONDS WEST, 30.00 FEET; THENCE NORTH 59 DEGREES 38 MINUTES 49 SECONDS WEST, 25.00 FEET; THENCE NORTH 30 DEGREES 21 MINUTES 11 SECONDS EAST, 30.00 FEET TO THE SOUTHERLY LINE OF SAID LORENZO ROAD; THENCE SOUTH 59 DEGREES 38 MINUTES 49 SECONDS EAST ALONG SAID SOUTHERLY LINE, 25.00 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH NON-EXCLUSIVE RIGHTS TO ACCESS THERETO AND THE ABILITY TO RUN UNDERGROUND UTILITY LINES THERETO OVER A LEGAL DESCRIPTION TO BE AGREED UPON BY THE PARTIES AND MEMORIALIZED IN A

WRITING TO BE RECORDED UPON AGREEMENT BY THE PARTIES AS CONTAINED IN THE AFORESAID SIGN EASEMENT AGREEMENT.

PARCEL 3:

A NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED BY THE PLAT OF RIDEPORT LOGISTICS CENTER-PHASE 2 SUBDIVISION RECORDED MAY 2, 2014 AS DOCUMENT R2014-036536 AS AMENDED BY CERTIFICATE OF CORRECTION RECORDED AUGUST 21, 2014 AS DOCUMENT R2014-074296 AND ALSO AMENDED BY CERTIFICATE OF CORRECTION RECORDED DECEMBER 10, 2014 AS DOCUMENT R2014-107175 FOR THE PURPOSE OF STORAGE AND FREE-FLOW OF STORMWATER AND THE FOREGOING RIGHT INCLUDES THE RIGHT TO DRAIN STORMWATER BENEATH ALL ROADS WITHIN RIDGEPORT LOGISTICS CENTER-PHASE 2.

EXHIBIT C

Petro Properties

TA Site No.	Property Address
369	3001 Grant Street, Gary, IN 46408
402	24225 and 24263 West Lorenzo Road, Wilmington, IL 60481